Neuberger Berman Alternative Funds® (“Alternative Funds”)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2023, as supplemented, and the Statement of Additional Information, dated February 28, 2023, as amended and restated March 3, 2023, as may be further amended and supplemented

As previously described in our supplement dated July 7, 2023, the Board of Trustees of Alternative Funds approved the conversion of the Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “ETF”) (the “Conversion”).
It is anticipated that prior to the Conversion, Class A, Class C and Class R6 shares of the Mutual Fund will be converted into Institutional Class shares.  Currently, it is expected this will be done in these two phases:
●	Class A and Class C shares of the Mutual Fund will be converted into Institutional Class shares of the Mutual Fund on or about September 15, 2023.
●	R6 shares of the Mutual Fund will be converted into Institutional Class shares of the Mutual approximately two weeks prior to the Conversion.

When Class R6 shares are converted to Institutional Class shares approximately two weeks prior to the Conversion, the contractual expense cap for Institutional Class will be reduced to 0.55% of average daily net assets to align its expense cap with Class R6.  Until that time, the contractual expense cap for Institutional Class will remain at 0.65% of average daily net assets.

The date of this supplement is August 1, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com